SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                       19-Aug-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                    333-77054-04                  13-3320910
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            11 Madison Avenue
            New York, New York                                     10010
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code        212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class       Beg Bal         Prin          Int
Class 1-A-1  $57,416,784.89 $3,574,906.31     $209,077.22
Class 1-X    $57,416,784.89         $0.00     $101,290.16
Class 2-A-1 $257,506,490.22 $16,940,098.21  $1,156,107.21
Class 2-X   $257,506,490.22         $0.00     $246,289.15
Class C-B-1   $5,362,118.74     $6,080.83      $29,162.36
Class C-B-2   $2,489,697.50     $2,823.40      $13,540.45
Class C-B-3   $1,148,171.15     $1,302.07       $6,244.43
Class C-B-4   $1,149,167.82     $1,303.20       $6,249.85
Class C-B-5     $382,723.72       $434.02       $2,081.47
Class C-B-6     $383,961.59       $435.43       $2,088.21
Class 2-R             $0.00         $0.00           $0.00

            PPIS            Prin Loss     End Bal
Class 1-A-1          $15.57         $0.00  $53,841,878.58
Class 1-X             $7.54         $0.00  $53,841,878.58
Class 2-A-1       $2,290.25         $0.00 $240,566,392.01
Class 2-X           $487.90         $0.00 $240,566,392.01
Class C-B-1          $47.59         $0.00   $5,356,037.91
Class C-B-2          $22.09         $0.00   $2,486,874.10
Class C-B-3          $10.19         $0.00   $1,146,869.08
Class C-B-4          $10.20         $0.00   $1,147,864.62
Class C-B-5           $3.40         $0.00     $382,289.70
Class C-B-6           $3.41         $0.00     $383,526.16
Class 2-R             $0.00         $0.00           $0.00

            Beginning
            Current Prin       Principal
Class       Amount             Distribution
Class 1-A-1      834.4250094    51.9532962
Class 1-X        834.4250094     0.0000000
Class 2-A-1      845.6643642    55.6321410
Class 2-X        845.6642253     0.0000000
Class C-B-1      996.6763457     1.1302658
Class C-B-2      996.6763411     1.1302642
Class C-B-3      996.6763455     1.1302691
Class C-B-4      996.6763400     1.1302689
Class C-B-5      996.6763542     1.1302604
Class C-B-6      996.6763489     1.1302766
Class 2-R          0.0000000     0.0000000

                            Ending
            Interest        Current Prin       Interest
            Distribution    Amount             Rate
Class 1-A-1        3.0384714   782.4717132     0.043700000
Class 1-X          1.4720267   782.4717132     0.021171028
Class 2-A-1        3.7967147   790.0322231      0.05398221
Class 2-X          0.8088259   790.0320934     0.011500000
Class C-B-1        5.4205130   995.5460799     0.065369566
Class C-B-2        5.4205164   995.5460769     0.065369566
Class C-B-3        5.4205122   995.5460764     0.065369566
Class C-B-4        5.4205117   995.5460711     0.065369566
Class C-B-5        5.4204948   995.5460938     0.065369566
Class C-B-6        5.4205149   995.5460723     0.065369566
Class 2-R          0.0000000     0.0000000     0.053982210

i,ii,v,ix)  Monthly Advances
            Principal       Interest      Total           Unreimbursed
Group U-1   19069.68      71246.33        90316.01             0
Group U-2   71132.23     386694.31       457826.54             0

iii)  Number and agg Stated Prin Bal of the Mortgage Loans
         Num of Loans     Ending Sched   Scheduled Prin  Prin Prep
Group U-1   160         55851170.99      75712.23        3501757.19
Group U-2   649         249460561.9     293693.31        16656220.73

iv) Servicing Fees
            Servicing Fee   Additional Servicing Fee
Group U-1          18571.44       6190.48
Group U-2          83253.19      27751.09

vi) Delinquency Information for all Mortgage Loans
                          Group U-1                Group U-2
                  Count      Scheduled Bal    Count  Sched Bal
1 Month Delinquent   2       767830.03          5   1932251.97
2 Month Delinquent   0               0          1     461887.5
3 Months or More Del 0               0          1    435723.53

vi) Mortgage Loans in Foreclosure Proceedings  Count    Outstanding Balance
                            Group U-1            0             0
                            Group U-2            0             0

Mortgage Loans in Bankruptcy Proceedings
            Count           Outstanding Bal
Group U-1     0             0
Group U-2     1     435723.53

vii) Mortg Loans as to which the Mortg Prop is an REO Prop
            Count           Book Value
Group U-1     0             0
Group U-2     0             0

x) Tax on prohibited transactions (Section 860F of the Code)
            Provided on the Trust Tax Return

xiii)  Number and agg Stated Prin Bal of Subs and Purchases
                      Group U-1     Group U-2
Number of Substitutions   0               0
Principal Balance of Subs 0               0
Number of Purchases       0               0
Purchase Price            0               0

xi,xiv) Cumulative Interest Shortfalls
                            Class 1-A-1                  0
                            Class 1-X                    0
                            Class 2-A-1                  0
                            Class 2-X                    0
                            Class C-B-1                  0
                            Class C-B-2                  0
                            Class C-B-3                  0
                            Class C-B-4                  0
                            Class C-B-5                  0
                            Class C-B-6                  0
                            Class 2-R                    0
                            Total                        0

xv)   Realized Losses:
                           Current       Cumulative      Prior 3 Years
    Group U-1                0.00            0.00          0.00
    Group U-2                0.00            0.00          0.00

                 Gross Coupon Net Coupon Gross Margin Net Margin Group U-1 6.9871027% 6.4871028% 2.8792199% 2.5042199%
    Group U-2     7.0482207%      6.5482210%    2.9087063%   2.5337063%


                          Beginning                    Current Period
           Original       Current Prin   Principal     Pass-Through
Class      Face Value     Amount         Distrib       Rate
Class W   23715875.46    6126001.58      612742.9      0.084939323


            Class Accrued   Class Net Real Loss of  Cert          Ending
            Interest        PPIS      Principal     Interest      Curr Prin
Class       Distributed (1) Allocation              Shortfall     Amount
Class W    43361.5354           0        0           0.004602083   5513258.68

                 Beginning                                Ending
                 Curr Prin     Principal  Interest        Curr Prin
Class       Cusip              Amount     Distribution    Distrib Amt
Class W     N/A   258.3080515  25.83682399   1.828375911   232.4712275
            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal  Interest  Total     Unreimbursed
            Class W Loans    6913.09    37108.93  44022.02


                 Number of Loans  Ending Sched     Sched Prin    Prin Prep
Class W Fixed Rate Loans   6     1,823,972.70       7629.7        605113.2
Class W Adjust Rate Loans 11	   5,244,269.76

iv) Servicing Fee                                            2182.773265
     Additional Servicing Fee                                582.5846021

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent             4       1,492,289
2 Month Delinquent             2         631,431
3 Month Delinquent             1         421,914

vi) Mortg Loans in Forecl Proceedings Mortg Loans in Bankruptcy Proceedings
            Count    Outstanding Bal     Count      Outstanding Balance
Class W Loan  0              0             2             617,679

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
            Count           Book Value
Class W Loan  0               0

x) Tax on prohibited transactions (Section 860F of the Code)
                            Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number       Prin Bal   Number
            of Subs      of Subs    of Purchases    Purchase Price
Class W Loan  0               0             0               0

xi,xiv) Cumulative Interest Shortfalls
Class W     0
xv)   Realized Losses:
            Current         Cumulative    Prior 3 Years
Class W Loan  0               0             0

               Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class W Fixed   7.012516770%    6.762525319%  ^N/A            ^N/A
Class W Adjust  7.278793059%    6.778793433%  2.112114531%    1.737114531%

                    Beginning                    Curr Period   Class Accrued
        Original    Current Prin   Principal     Pass-Through  Interest
Class   Face Value  Amount         Distribution  Rate          Distributed (1)
Class V 391384576.2 368526575.2    13154755.06   0.067233522   2064778.31

            Class Net       Realized Loss Certificate     Ending
            PPIS            Principal     Interest        Current Principal
Class       Allocation                    Shortfall       Amount
Class V     1053.47             0               0         355371820.1


                  Beginning                                   Ending
                  Current Prin   Principal      Interest      Current Principal
Class       Cusip Amount         Distribution   Distribution  Amount
Class V     N/A   941.5970829     33.61081622   5.275574041   907.9862667

            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Prin       Int       Total         Unreimbursed
            Class V Loans   181029.04   879670.69 1060699.73

iii)  Number and agg Stated Prin Bal of the Mortg Loans
            Number of Loans   Ending Sched  Sched Prin   Prin Prep
Class V Loan    1026          355371820.1   416353.6     12738401.46


iv) Servicing Fee                              76776.12801

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent            5       1,728,884
2 Months Delinquent           0               0
3 Months Delinquent           0               0


vi) Mortg Loans in Forecl Proceedings Mortg Loans in Bankruptcy Proceedings
              Count    Outstanding Bal     Count      Outstanding Bal
Class V Loan   0             0                1       273234.91


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property

                                          Count           Book Value
                            Class V Loans    0             0

x) Tax on prohibited transactions (Section 860F of the Code)
                                          Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number         Principal Bal Number
            of Subs of    Subs           of Purchases    Purchase Price
Class V Loan   0             0               0             0

xi,xiv) Cumulative Interest Shortfalls
Class V                              0.00

xv)   Realized Losses:      Current       Cumulative      Prior 3 Years
Class V Loan                   0             0               0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class V Loan    6.976781764%  6.726782552%    0.000000000%  0.000000000%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

   19-Aug-02                Name:         Barbara Grosse
                            Title:        Trust Officer
                                          Bank One